Community Capital Bancshares, Inc./Guarantee Agreement/Floating Rate

                                                                          ------
                                                                     EXHIBIT 4.4
                                                                     -----------

                =================================================




                               GUARANTEE AGREEMENT

                                 BY AND BETWEEN

                       COMMUNITY CAPITAL BANCSHARES, INC.

                                       AND

                         U. S. BANK NATIONAL ASSOCIATION

                           DATED AS OF MARCH 26, 2003



                =================================================

                               GUARANTEE AGREEMENT
                               -------------------

     This GUARANTEE AGREEMENT (this "Guarantee"), dated as of March 26, 2003, is executed and delivered by Community Capital Bancshares, Inc., a Georgia corporation (the "Guarantor"), and U. S. Bank National Association, a national banking association, organized under the laws of the United States of America, as trustee (the "Guarantee Trustee"), for the benefit of the Holders (as defined herein) from time to time of the Capital Securities (as defined herein) of Community Capital Statutory Trust I, a Connecticut statutory trust (the "Issuer").

     WHEREAS, pursuant to an Amended and Restated Declaration of Trust (the "Declaration"), dated as of the date hereof among U. S. Bank National Association, not in its individual capacity but solely as institutional trustee, the administrators of the Issuer named therein, the Guarantor, as sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Issuer, the Issuer is issuing on the date hereof those undivided beneficial interests, having an aggregate liquidation amount of $4,000,000.00 (the "Capital Securities"); and

     WHEREAS, as incentive for the Holders to purchase the Capital Securities, the Guarantor desires irrevocably and unconditionally to agree, to the extent set forth in this Guarantee, to pay to the Holders of Capital Securities the Guarantee Payments (as defined herein) and to make certain other payments on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the purchase by each Holder of the Capital Securities, which purchase the Guarantor hereby agrees shall benefit the Guarantor, the Guarantor executes and delivers this Guarantee for the benefit of the Holders.


                         DEFINITIONS AND INTERPRETATION

     Definitions  and  Interpretation.     In this Guarantee, unless the context
otherwise  requires:

     CAPITALIZED  TERMS  USED  IN THIS GUARANTEE BUT NOT DEFINED IN THE PREAMBLE
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ABOVE  HAVE  THE  RESPECTIVE  MEANINGS  ASSIGNED  TO  THEM  IN THIS SECTION 1.1;
--------------------------------------------------------------------------------

     A  TERM DEFINED ANYWHERE IN THIS GUARANTEE HAS THE SAME MEANING THROUGHOUT;
     ---------------------------------------------------------------------------
     ALL REFERENCES TO "THE GUARANTEE" OR "THIS GUARANTEE" ARE TO THIS GUARANTEE
--------------------------------------------------------------------------------
AS  MODIFIED,  SUPPLEMENTED  OR  AMENDED  FROM  TIME  TO  TIME;
--------------------------------------------------------------------------------

     ALL  REFERENCES  IN  THIS  GUARANTEE  TO  "ARTICLES"  OR  "SECTIONS" ARE TO
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ARTICLES  OR  SECTIONS  OF  THIS  GUARANTEE,  UNLESS  OTHERWISE  SPECIFIED;
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     TERMS  DEFINED  IN  THE  DECLARATION  AS  AT  THE DATE OF EXECUTION OF THIS
     ---------------------------------------------------------------------------
GUARANTEE  HAVE  THE SAME MEANINGS WHEN USED IN THIS GUARANTEE, UNLESS OTHERWISE
--------------------------------------------------------------------------------
DEFINED  IN  THIS  GUARANTEE  OR  UNLESS  THE  CONTEXT  OTHERWISE  REQUIRES; AND
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                                      188

     A  REFERENCE  TO  THE  SINGULAR  INCLUDES  THE  PLURAL  AND  VICE  VERSA.
     -------------------------------------------------------------------------

     "Affiliate"  has  the same meaning as given to that term in Rule 405 of the
      ---------
Securities  Act  of  1933,  as  amended,  or  any  successor  rule  thereunder.

     "Beneficiaries" means any Person to whom the Issuer is or hereafter becomes
      -------------
indebted  or  liable.

     "Capital  Securities"  has  the  meaning  set forth in the recitals to this
      -------------------
Guarantee.

     "Common Securities" means the common securities issued by the Issuer to the
      -----------------
Guarantor  pursuant  to  the  Declaration.


     "Corporate Trust Office" means the office of the Guarantee Trustee at which
      ----------------------
the corporate trust business of the Guarantee Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Guarantee is located at 225 Asylum Street, Goodwin Square, Hartford, Connecticut 06103.

     "Covered  Person"  means  any  Holder  of  Capital  Securities.
      ---------------

     "Debentures"  means  the  debt  securities  of the Guarantor designated the
      ----------
Floating Rate Junior Subordinated Deferrable Interest Debentures due 2033 held by the Institutional Trustee (as defined in the Declaration) of the Issuer.

     "Declaration  Event  of  Default" means an "Event of Default" as defined in
      -------------------------------
the  Declaration.

     "Event  of  Default"  has  the  meaning  set  forth  in  Section  2.4(a).
      ------------------

     "Guarantee Payments" means the following payments or distributions, without
      ------------------
duplication, with respect to the Capital Securities, to the extent not paid or made by the Issuer: (i) any accrued and unpaid Distributions (as defined in the Declaration) which are required to be paid on such Capital Securities to the extent the Issuer shall have funds available therefor, (ii) the Redemption Price to the extent the Issuer has funds available therefor, with respect to any Capital Securities called for redemption by the Issuer, (iii) the Special Redemption Price to the extent the Issuer has funds available therefor, with respect to Capital Securities redeemed upon the occurrence of a Special Event, and (iv) upon a voluntary or involuntary liquidation, dissolution, winding-up or termination of the Issuer (other than in connection with the distribution of Debentures to the Holders of the Capital Securities in exchange therefor as provided in the Declaration), the lesser of (a) the aggregate of the liquidation amount and all accrued and unpaid Distributions on the Capital Securities to the date of payment, to the extent the Issuer shall have funds available therefor, and (b) the amount of assets of the Issuer remaining available for distribution to Holders in liquidation of the Issuer (in either case, the "Liquidation Distribution").

     "Guarantee  Trustee"  means  U.  S.  Bank  National  Association,  until  a
      ------------------
Successor Guarantee Trustee has been appointed and has accepted such appointment pursuant to the terms of this Guarantee and thereafter means each such Successor Guarantee Trustee.

     "Guarantor"  means  Community  Capital  Bancshares,  Inc.  and  each of its
      ---------
successors  and  assigns.

     "Holder"  means  any  holder, as registered on the books and records of the
      ------
Issuer,  of  any  Capital  Securities;  provided,  however, that, in determining
                                        --------   -------
whether the Holders of the requisite percentage of Capital Securities have given any request, notice, consent or waiver hereunder, "Holder" shall not include the Guarantor or any Affiliate of the Guarantor.

     "Indemnified  Person"  means  the  Guarantee  Trustee, any Affiliate of the
      -------------------
Guarantee Trustee, or any officers, directors, shareholders, members, partners, employees, representatives, nominees, custodians or agents of the Guarantee Trustee.

     "Indenture"  means  the  Indenture  dated as of the date hereof between the
      ---------
Guarantor and U. S. Bank National Association, not in its individual capacity but solely as trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued to the institutional trustee of the Issuer.

     "Issuer"  has  the  meaning  set  forth  in  the  opening paragraph to this
      ------
Guarantee.

     "Liquidation  Distribution"  has the meaning set forth in the definition of
      -------------------------
"Guarantee  Payments"  herein.

     "Majority  in liquidation amount of the Capital Securities" means Holder(s)
      ---------------------------------------------------------
of outstanding Capital Securities, voting together as a class, but separately from the holders of Common Securities, of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all Capital Securities then outstanding.

     "Obligations"  means  any costs, expenses or liabilities (but not including
      -----------
liabilities related to taxes) of the Issuer other than obligations of the Issuer to pay to holders of any Trust Securities the amounts due such holders pursuant to the terms of the Trust Securities.

     "Officer's  Certificate"  means,  with respect to any Person, a certificate
      ----------------------
signed by one Authorized Officer of such Person. Any Officer's Certificate delivered with respect to compliance with a condition or covenant provided for in this Guarantee shall include:

          (a) a statement that the officer signing the Officer's Certificate has read the covenant or condition and the definitions relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by the officer in rendering the Officer's Certificate;

          (c) a statement that the officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of the officer, such condition or covenant has been complied with.

     "Person"  means  a  legal  person,  including  any individual, corporation,
      ------
estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature


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
     "Redemption  Price"  has  the  meaning  set  forth  in  the  Indenture.
      -----------------

     "Responsible  Officer"  means,  with  respect to the Guarantee Trustee, any
      --------------------
officer within the Corporate Trust Office of the Guarantee Trustee including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Guarantee Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "Special  Event"  has  the  meaning  set  forth  in  the  Indenture.
      --------------

     "Special  Redemption  Price"  has  the  meaning set forth in the Indenture.
      --------------------------

     "Successor  Guarantee  Trustee"  means  a  successor  Guarantee  Trustee
      -----------------------------
possessing  the  qualifications  to  act as Guarantee Trustee under Section 3.1.

     "Trust  Securities" means the Common Securities and the Capital Securities.
      -----------------


                          POWERS, DUTIES AND RIGHTS OF
                                GUARANTEE TRUSTEE

     POWERS  AND  DUTIES  OF  THE  GUARANTEE  TRUSTEE.

    THIS GUARANTEE SHALL BE HELD BY THE GUARANTEE TRUSTEE FOR THE BENEFIT OF THE
    ----------------------------------------------------------------------------
HOLDERS  OF THE CAPITAL SECURITIES, AND THE GUARANTEE TRUSTEE SHALL NOT TRANSFER
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THIS  GUARANTEE  TO  ANY PERSON EXCEPT A HOLDER OF CAPITAL SECURITIES EXERCISING
--------------------------------------------------------------------------------
HIS OR HER RIGHTS PURSUANT TO SECTION 4.4(B) OR TO A SUCCESSOR GUARANTEE TRUSTEE
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ON  ACCEPTANCE  BY SUCH SUCCESSOR GUARANTEE TRUSTEE OF ITS APPOINTMENT TO ACT AS
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SUCCESSOR  GUARANTEE  TRUSTEE.  THE  RIGHT,  TITLE AND INTEREST OF THE GUARANTEE
--------------------------------------------------------------------------------
TRUSTEE  SHALL  AUTOMATICALLY  VEST IN ANY SUCCESSOR GUARANTEE TRUSTEE, AND SUCH
--------------------------------------------------------------------------------
VESTING  AND  CESSATION  OF TITLE SHALL BE EFFECTIVE WHETHER OR NOT CONVEYANCING
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DOCUMENTS  HAVE  BEEN EXECUTED AND DELIVERED PURSUANT TO THE APPOINTMENT OF SUCH
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SUCCESSOR  GUARANTEE  TRUSTEE.
-----------------------------

     IF  AN  EVENT  OF  DEFAULT  ACTUALLY  KNOWN TO A RESPONSIBLE OFFICER OF THE
     ---------------------------------------------------------------------------
GUARANTEE  TRUSTEE  HAS  OCCURRED AND IS CONTINUING, THE GUARANTEE TRUSTEE SHALL
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ENFORCE THIS GUARANTEE FOR THE BENEFIT OF THE HOLDERS OF THE CAPITAL SECURITIES.
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     THE  GUARANTEE  TRUSTEE,  BEFORE THE OCCURRENCE OF ANY EVENT OF DEFAULT AND
     ---------------------------------------------------------------------------
AFTER  CURING  ALL  EVENTS OF DEFAULT THAT MAY HAVE OCCURRED, SHALL UNDERTAKE TO
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PERFORM ONLY SUCH DUTIES AS ARE SPECIFICALLY SET FORTH IN THIS GUARANTEE, AND NO
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IMPLIED  COVENANTS  SHALL  BE  READ  INTO  THIS  GUARANTEE AGAINST THE GUARANTEE
--------------------------------------------------------------------------------
TRUSTEE.  IN  CASE  AN  EVENT  OF DEFAULT HAS OCCURRED (THAT HAS NOT BEEN WAIVED
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PURSUANT  TO  SECTION 2.4) AND IS ACTUALLY KNOWN TO A RESPONSIBLE OFFICER OF THE
--------------------------------------------------------------------------------
GUARANTEE  TRUSTEE,  THE GUARANTEE TRUSTEE SHALL EXERCISE SUCH OF THE RIGHTS AND
--------------------------------------------------------------------------------
POWERS VESTED IN IT BY THIS GUARANTEE, AND USE THE SAME DEGREE OF CARE AND SKILL
--------------------------------------------------------------------------------
IN  ITS  EXERCISE  THEREOF,  AS A PRUDENT PERSON WOULD EXERCISE OR USE UNDER THE
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CIRCUMSTANCES  IN  THE  CONDUCT  OF  HIS  OR  HER  OWN  AFFAIRS.
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
     NO  PROVISION OF THIS GUARANTEE SHALL BE CONSTRUED TO RELIEVE THE GUARANTEE
     ---------------------------------------------------------------------------
TRUSTEE  FROM  LIABILITY FOR ITS OWN NEGLIGENT ACTION, ITS OWN NEGLIGENT FAILURE
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TO  ACT,  OR  ITS  OWN  WILLFUL  MISCONDUCT,  EXCEPT  THAT:
-----------------------------------------------------------

          PRIOR TO THE OCCURRENCE OF ANY EVENT OF DEFAULT AND AFTER THE CURING OR WAIVING OF ALL SUCH EVENTS OF DEFAULT THAT MAY HAVE OCCURRED:

               the duties and obligations of the Guarantee Trustee shall be determined solely by the express provisions of this Guarantee, and the Guarantee Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Guarantee, and no implied covenants or obligations shall be read into this Guarantee against the Guarantee Trustee; and

               in the absence of bad faith on the part of the Guarantee Trustee, the Guarantee Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Guarantee Trustee and conforming to the requirements of this Guarantee; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Guarantee Trustee, the Guarantee Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Guarantee;

          THE  GUARANTEE  TRUSTEE  SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT
     MADE IN GOOD FAITH BY A RESPONSIBLE OFFICER OF THE GUARANTEE TRUSTEE, UNLESS IT SHALL BE PROVED THAT SUCH RESPONSIBLE OFFICER OF THE GUARANTEE TRUSTEE OR THE GUARANTEE TRUSTEE WAS NEGLIGENT IN ASCERTAINING THE PERTINENT FACTS UPON WHICH SUCH JUDGMENT WAS MADE;

          THE GUARANTEE TRUSTEE SHALL NOT BE LIABLE WITH RESPECT TO ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY IT IN GOOD FAITH IN ACCORDANCE WITH THE WRITTEN DIRECTION OF THE HOLDERS OF NOT LESS THAN A MAJORITY IN LIQUIDATION AMOUNT OF THE CAPITAL SECURITIES RELATING TO THE TIME, METHOD AND PLACE OF CONDUCTING ANY PROCEEDING FOR ANY REMEDY AVAILABLE TO THE GUARANTEE TRUSTEE, OR RELATING TO THE EXERCISE OF ANY TRUST OR POWER CONFERRED UPON THE GUARANTEE TRUSTEE UNDER THIS GUARANTEE; AND

          NO PROVISION OF THIS GUARANTEE SHALL REQUIRE THE GUARANTEE TRUSTEE TO EXPEND OR RISK ITS OWN FUNDS OR OTHERWISE INCUR PERSONAL FINANCIAL LIABILITY IN THE PERFORMANCE OF ANY OF ITS DUTIES OR IN THE EXERCISE OF ANY OF ITS RIGHTS OR POWERS, IF THE GUARANTEE TRUSTEE SHALL HAVE REASONABLE GROUNDS FOR BELIEVING THAT THE REPAYMENT OF SUCH FUNDS IS NOT REASONABLY ASSURED TO IT UNDER THE TERMS OF THIS GUARANTEE OR SECURITY AND INDEMNITY, REASONABLY SATISFACTORY TO THE GUARANTEE TRUSTEE, AGAINST SUCH RISK OR LIABILITY IS NOT REASONABLY ASSURED TO IT.

    CERTAIN  RIGHTS  OF  GUARANTEE  TRUSTEE.

     SUBJECT  TO  THE  PROVISIONS  OF  SECTION  2.1:
     -----------------------------------------------

          THE GUARANTEE TRUSTEE MAY CONCLUSIVELY RELY, AND SHALL BE FULLY PROTECTED IN ACTING OR REFRAINING FROM ACTING UPON, ANY RESOLUTION, CERTIFICATE, STATEMENT, INSTRUMENT, OPINION, REPORT, NOTICE, REQUEST, DIRECTION, CONSENT, ORDER, BOND, DEBENTURE, NOTE, OTHER EVIDENCE OF

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
     INDEBTEDNESS OR OTHER PAPER OR DOCUMENT BELIEVED BY IT TO BE GENUINE AND TO HAVE BEEN SIGNED, SENT OR PRESENTED BY THE PROPER PARTY OR PARTIES.

          ANY DIRECTION OR ACT OF THE GUARANTOR CONTEMPLATED BY THIS GUARANTEE SHALL BE SUFFICIENTLY EVIDENCED BY AN OFFICER'S CERTIFICATE.

          WHENEVER, IN THE ADMINISTRATION OF THIS GUARANTEE, THE GUARANTEE TRUSTEE SHALL DEEM IT DESIRABLE THAT A MATTER BE PROVED OR ESTABLISHED BEFORE TAKING, SUFFERING OR OMITTING ANY ACTION HEREUNDER, THE GUARANTEE TRUSTEE (UNLESS OTHER EVIDENCE IS HEREIN SPECIFICALLY PRESCRIBED) MAY, IN THE ABSENCE OF BAD FAITH ON ITS PART, REQUEST AND CONCLUSIVELY RELY UPON AN OFFICER'S CERTIFICATE OF THE GUARANTOR WHICH, UPON RECEIPT OF SUCH REQUEST, SHALL BE PROMPTLY DELIVERED BY THE GUARANTOR.

          THE GUARANTEE TRUSTEE SHALL HAVE NO DUTY TO SEE TO ANY RECORDING, FILING OR REGISTRATION OF ANY INSTRUMENT (OR ANY RE-RECORDING, REFILING OR RE-REGISTRATION THEREOF).

          THE GUARANTEE TRUSTEE MAY CONSULT WITH COUNSEL OF ITS SELECTION, AND THE ADVICE OR OPINION OF SUCH COUNSEL WITH RESPECT TO LEGAL MATTERS SHALL BE FULL AND COMPLETE AUTHORIZATION AND PROTECTION IN RESPECT OF ANY ACTION TAKEN, SUFFERED OR OMITTED BY IT HEREUNDER IN GOOD FAITH AND IN ACCORDANCE WITH SUCH ADVICE OR OPINION. SUCH COUNSEL MAY BE COUNSEL TO THE GUARANTOR OR ANY OF ITS AFFILIATES AND MAY INCLUDE ANY OF ITS EMPLOYEES. THE GUARANTEE TRUSTEE SHALL HAVE THE RIGHT AT ANY TIME TO SEEK INSTRUCTIONS CONCERNING THE ADMINISTRATION OF THIS GUARANTEE FROM ANY COURT OF COMPETENT JURISDICTION.

          THE GUARANTEE TRUSTEE SHALL BE UNDER NO OBLIGATION TO EXERCISE ANY OF THE RIGHTS OR POWERS VESTED IN IT BY THIS GUARANTEE AT THE REQUEST OR DIRECTION OF ANY HOLDER, UNLESS SUCH HOLDER SHALL HAVE PROVIDED TO THE
     GUARANTEE TRUSTEE SUCH SECURITY AND INDEMNITY, REASONABLY SATISFACTORY TO THE GUARANTEE TRUSTEE, AGAINST THE COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES AND EXPENSES AND THE EXPENSES OF THE GUARANTEE TRUSTEE'S AGENTS, NOMINEES OR CUSTODIANS) AND LIABILITIES THAT MIGHT BE INCURRED BY IT IN COMPLYING WITH SUCH REQUEST OR DIRECTION, INCLUDING SUCH REASONABLE ADVANCES AS MAY BE REQUESTED BY THE GUARANTEE TRUSTEE; PROVIDED, HOWEVER,
                                                              --------  -------
     THAT NOTHING CONTAINED IN THIS SECTION 2.2(A)(VI) SHALL RELIEVE THE GUARANTEE TRUSTEE, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, OF ITS OBLIGATION TO EXERCISE THE RIGHTS AND POWERS VESTED IN IT BY THIS GUARANTEE.

          THE GUARANTEE TRUSTEE SHALL NOT BE BOUND TO MAKE ANY INVESTIGATION INTO THE FACTS OR MATTERS STATED IN ANY RESOLUTION, CERTIFICATE, STATEMENT, INSTRUMENT, OPINION, REPORT, NOTICE, REQUEST, DIRECTION, CONSENT, ORDER, BOND, DEBENTURE, NOTE, OTHER EVIDENCE OF INDEBTEDNESS OR OTHER PAPER OR DOCUMENT, BUT THE GUARANTEE TRUSTEE, IN ITS DISCRETION, MAY MAKE SUCH FURTHER INQUIRY OR INVESTIGATION INTO SUCH FACTS OR MATTERS AS IT MAY SEE FIT.

          THE GUARANTEE TRUSTEE MAY EXECUTE ANY OF THE TRUSTS OR POWERS HEREUNDER OR PERFORM ANY DUTIES HEREUNDER EITHER DIRECTLY OR BY OR THROUGH AGENTS, NOMINEES, CUSTODIANS OR ATTORNEYS, AND THE GUARANTEE TRUSTEE SHALL NOT BE RESPONSIBLE FOR ANY MISCONDUCT OR NEGLIGENCE ON THE PART OF ANY AGENT OR ATTORNEY APPOINTED WITH DUE CARE BY IT HEREUNDER.

          ANY ACTION TAKEN BY THE GUARANTEE TRUSTEE OR ITS AGENTS HEREUNDER SHALL BIND THE HOLDERS OF THE CAPITAL SECURITIES, AND THE SIGNATURE OF THE GUARANTEE TRUSTEE OR ITS AGENTS ALONE SHALL BE SUFFICIENT AND EFFECTIVE TO PERFORM ANY SUCH ACTION. NO THIRD PARTY SHALL BE REQUIRED TO INQUIRE AS TO THE AUTHORITY OF THE GUARANTEE TRUSTEE TO SO ACT OR AS TO ITS

     COMPLIANCE WITH ANY OF THE TERMS AND PROVISIONS OF THIS GUARANTEE, BOTH OF WHICH SHALL BE CONCLUSIVELY EVIDENCED BY THE GUARANTEE TRUSTEE'S OR ITS AGENT'S TAKING SUCH ACTION.

          WHENEVER IN THE ADMINISTRATION OF THIS GUARANTEE THE GUARANTEE TRUSTEE SHALL DEEM IT DESIRABLE TO RECEIVE INSTRUCTIONS WITH RESPECT TO ENFORCING ANY REMEDY OR RIGHT OR TAKING ANY OTHER ACTION HEREUNDER, THE GUARANTEE TRUSTEE (I) MAY REQUEST INSTRUCTIONS FROM THE HOLDERS OF A MAJORITY IN LIQUIDATION AMOUNT OF THE CAPITAL SECURITIES, (II) MAY REFRAIN FROM ENFORCING SUCH REMEDY OR RIGHT OR TAKING SUCH OTHER ACTION UNTIL SUCH INSTRUCTIONS ARE RECEIVED, AND (III) SHALL BE PROTECTED IN CONCLUSIVELY RELYING ON OR ACTING IN ACCORDANCE WITH SUCH INSTRUCTIONS.

          THE GUARANTEE TRUSTEE SHALL NOT BE LIABLE FOR ANY ACTION TAKEN, SUFFERED, OR OMITTED TO BE TAKEN BY IT IN GOOD FAITH, WITHOUT NEGLIGENCE, AND REASONABLY BELIEVED BY IT TO BE AUTHORIZED OR WITHIN THE DISCRETION OR RIGHTS OR POWERS CONFERRED UPON IT BY THIS GUARANTEE.

     NO  PROVISION  OF  THIS  GUARANTEE  SHALL  BE  DEEMED TO IMPOSE ANY DUTY OR
     ---------------------------------------------------------------------------
OBLIGATION  ON  THE GUARANTEE TRUSTEE TO PERFORM ANY ACT OR ACTS OR EXERCISE ANY
--------------------------------------------------------------------------------
RIGHT, POWER, DUTY OR OBLIGATION CONFERRED OR IMPOSED ON IT, IN ANY JURISDICTION
--------------------------------------------------------------------------------
IN  WHICH  IT  SHALL  BE  ILLEGAL  OR  IN  WHICH  THE GUARANTEE TRUSTEE SHALL BE
--------------------------------------------------------------------------------
UNQUALIFIED OR INCOMPETENT IN ACCORDANCE WITH APPLICABLE LAW TO PERFORM ANY SUCH
--------------------------------------------------------------------------------
ACT  OR  ACTS  OR  TO  EXERCISE  ANY  SUCH RIGHT, POWER, DUTY OR OBLIGATION.  NO
--------------------------------------------------------------------------------
PERMISSIVE  POWER  OR  AUTHORITY  AVAILABLE  TO  THE  GUARANTEE TRUSTEE SHALL BE
--------------------------------------------------------------------------------
CONSTRUED  TO  BE  A  DUTY.
--------------------------

     NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF GUARANTEE. The recitals contained in this Guarantee shall be taken as the statements of the Guarantor, and the Guarantee Trustee does not assume any responsibility for their correctness. The Guarantee Trustee makes no representation as to the validity or sufficiency of this Guarantee.

     EVENTS  OF  DEFAULT;  WAIVER.

     AN EVENT OF DEFAULT UNDER THIS GUARANTEE WILL OCCUR UPON THE FAILURE OF THE
     ---------------------------------------------------------------------------
GUARANTOR  TO  PERFORM  ANY  OF  ITS  PAYMENT  OR  OTHER  OBLIGATIONS HEREUNDER.
--------------------------------------------------------------------------------

     THE  HOLDERS  OF A MAJORITY IN LIQUIDATION AMOUNT OF THE CAPITAL SECURITIES
     ---------------------------------------------------------------------------
MAY,  VOTING  OR  CONSENTING  AS A CLASS, ON BEHALF OF THE HOLDERS OF ALL OF THE
--------------------------------------------------------------------------------
CAPITAL  SECURITIES, WAIVE ANY PAST EVENT OF DEFAULT AND ITS CONSEQUENCES.  UPON
--------------------------------------------------------------------------------
SUCH WAIVER, ANY SUCH EVENT OF DEFAULT SHALL CEASE TO EXIST, AND SHALL BE DEEMED
--------------------------------------------------------------------------------
TO  HAVE  BEEN  CURED,  FOR  EVERY PURPOSE OF THIS GUARANTEE, BUT NO SUCH WAIVER
--------------------------------------------------------------------------------
SHALL  EXTEND  TO  ANY SUBSEQUENT OR OTHER DEFAULT OR EVENT OF DEFAULT OR IMPAIR
--------------------------------------------------------------------------------
ANY  RIGHT  CONSEQUENT  THEREON.
--------------------------------

    EVENTS  OF  DEFAULT;  NOTICE.

     THE  GUARANTEE  TRUSTEE  SHALL,  WITHIN  90 DAYS AFTER THE OCCURRENCE OF AN
     ---------------------------------------------------------------------------
EVENT  OF DEFAULT, TRANSMIT BY MAIL, FIRST CLASS POSTAGE PREPAID, TO THE HOLDERS
--------------------------------------------------------------------------------
OF  THE  CAPITAL  SECURITIES AND THE GUARANTOR, NOTICES OF ALL EVENTS OF DEFAULT
--------------------------------------------------------------------------------
ACTUALLY  KNOWN  TO  A RESPONSIBLE OFFICER OF THE GUARANTEE TRUSTEE, UNLESS SUCH
--------------------------------------------------------------------------------
DEFAULTS  HAVE  BEEN  CURED BEFORE THE GIVING OF SUCH NOTICE, PROVIDED, HOWEVER,
--------------------------------------------------------------------------------
THAT  THE GUARANTEE TRUSTEE SHALL BE PROTECTED IN WITHHOLDING SUCH NOTICE IF AND
--------------------------------------------------------------------------------
SO  LONG  AS  A  RESPONSIBLE  OFFICER  OF  THE  GUARANTEE  TRUSTEE IN GOOD FAITH
--------------------------------------------------------------------------------
DETERMINES  THAT  THE  WITHHOLDING  OF  SUCH  NOTICE  IS IN THE INTERESTS OF THE
--------------------------------------------------------------------------------
HOLDERS  OF  THE  CAPITAL  SECURITIES.
--------------------------------------

     THE GUARANTEE TRUSTEE SHALL NOT BE DEEMED TO HAVE KNOWLEDGE OF ANY EVENT OF
     ---------------------------------------------------------------------------
DEFAULT UNLESS THE GUARANTEE TRUSTEE SHALL HAVE RECEIVED WRITTEN NOTICE FROM THE
--------------------------------------------------------------------------------
GUARANTOR  OR  A  HOLDER  OF  THE  CAPITAL
------------------------------------------

------
SECURITIES  (EXCEPT  IN THE CASE OF A PAYMENT DEFAULT), OR A RESPONSIBLE OFFICER
--------------------------------------------------------------------------------
OF THE GUARANTEE TRUSTEE CHARGED WITH THE ADMINISTRATION OF THIS GUARANTEE SHALL
--------------------------------------------------------------------------------
HAVE  OBTAINED  ACTUAL  KNOWLEDGE  THEREOF.
-------------------------------------------


                                GUARANTEE TRUSTEE

     GUARANTEE  TRUSTEE;  ELIGIBILITY.

     THERE  SHALL  AT  ALL  TIMES  BE  A  GUARANTEE  TRUSTEE  WHICH  SHALL:
     ----------------------------------------------------------------------

          NOT  BE  AN  AFFILIATE  OF  THE  GUARANTOR,  AND

          BE A CORPORATION ORGANIZED AND DOING BUSINESS UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE OR TERRITORY THEREOF OR OF THE DISTRICT OF COLUMBIA, OR PERSON AUTHORIZED UNDER SUCH LAWS TO EXERCISE CORPORATE TRUST POWERS, HAVING A COMBINED CAPITAL AND SURPLUS OF AT LEAST 50 MILLION U.S. DOLLARS ($50,000,000), AND SUBJECT TO SUPERVISION OR EXAMINATION BY FEDERAL, STATE, TERRITORIAL OR DISTRICT OF COLUMBIA AUTHORITY. IF SUCH CORPORATION PUBLISHES REPORTS OF CONDITION AT LEAST ANNUALLY, PURSUANT TO LAW OR TO THE REQUIREMENTS OF THE SUPERVISING OR EXAMINING AUTHORITY REFERRED TO ABOVE, THEN, FOR THE PURPOSES OF THIS
     SECTION 3.1(A)(II), THE COMBINED CAPITAL AND SURPLUS OF SUCH CORPORATION SHALL BE DEEMED TO BE ITS COMBINED CAPITAL AND SURPLUS AS SET FORTH IN ITS MOST RECENT REPORT OF CONDITION SO PUBLISHED.

     IF  AT  ANY TIME THE GUARANTEE TRUSTEE SHALL CEASE TO BE ELIGIBLE TO SO ACT
     ---------------------------------------------------------------------------
UNDER  SECTION  3.1(A),  THE  GUARANTEE  TRUSTEE SHALL IMMEDIATELY RESIGN IN THE
--------------------------------------------------------------------------------
MANNER  AND  WITH  THE  EFFECT  SET  OUT  IN  SECTION  3.2(C).
--------------------------------------------------------------

     IF  THE  GUARANTEE  TRUSTEE HAS OR SHALL ACQUIRE ANY "CONFLICTING INTEREST"
     ---------------------------------------------------------------------------
WITHIN  THE  MEANING OF SECTION 310(B) OF THE TRUST INDENTURE ACT, THE GUARANTEE
--------------------------------------------------------------------------------
TRUSTEE  SHALL EITHER ELIMINATE SUCH INTEREST OR RESIGN TO THE EXTENT AND IN THE
--------------------------------------------------------------------------------
MANNER  PROVIDED  BY,  AND  SUBJECT  TO  THIS  GUARANTEE.
---------------------------------------------------------

     APPOINTMENT,  REMOVAL  AND  RESIGNATION  OF  GUARANTEE  TRUSTEE.

     SUBJECT  TO  SECTION  3.2(B),  THE  GUARANTEE  TRUSTEE  MAY BE APPOINTED OR
--------------------------------------------------------------------------------
REMOVED  WITHOUT  CAUSE  AT  ANY TIME BY THE GUARANTOR EXCEPT DURING AN EVENT OF
--------------------------------------------------------------------------------
DEFAULT.
--------

     THE  GUARANTEE  TRUSTEE  SHALL  NOT  BE  REMOVED IN ACCORDANCE WITH SECTION
     ---------------------------------------------------------------------------
3.2(A)  UNTIL  A SUCCESSOR GUARANTEE TRUSTEE HAS BEEN APPOINTED AND HAS ACCEPTED
--------------------------------------------------------------------------------
SUCH  APPOINTMENT  BY  WRITTEN  INSTRUMENT  EXECUTED BY SUCH SUCCESSOR GUARANTEE
--------------------------------------------------------------------------------
TRUSTEE  AND  DELIVERED  TO  THE  GUARANTOR.
--------------------------------------------

     THE  GUARANTEE  TRUSTEE  APPOINTED  TO  OFFICE  SHALL  HOLD  OFFICE UNTIL A
     ---------------------------------------------------------------------------
SUCCESSOR  GUARANTEE  TRUSTEE  SHALL HAVE BEEN APPOINTED OR UNTIL ITS REMOVAL OR
--------------------------------------------------------------------------------
RESIGNATION.  THE  GUARANTEE  TRUSTEE  MAY  RESIGN FROM OFFICE (WITHOUT NEED FOR
--------------------------------------------------------------------------------
PRIOR  OR  SUBSEQUENT  ACCOUNTING)  BY  AN INSTRUMENT IN WRITING EXECUTED BY THE
--------------------------------------------------------------------------------
GUARANTEE  TRUSTEE  AND  DELIVERED TO THE GUARANTOR, WHICH RESIGNATION SHALL NOT
--------------------------------------------------------------------------------
TAKE  EFFECT  UNTIL  A  SUCCESSOR  GUARANTEE  TRUSTEE HAS BEEN APPOINTED AND HAS
--------------------------------------------------------------------------------
ACCEPTED SUCH APPOINTMENT BY AN INSTRUMENT IN WRITING EXECUTED BY SUCH SUCCESSOR
--------------------------------------------------------------------------------
GUARANTEE  TRUSTEE  AND  DELIVERED  TO THE GUARANTOR AND THE RESIGNING GUARANTEE
--------------------------------------------------------------------------------
TRUSTEE.
--------

     IF  NO  SUCCESSOR  GUARANTEE TRUSTEE SHALL HAVE BEEN APPOINTED AND ACCEPTED
     ---------------------------------------------------------------------------
APPOINTMENT  AS PROVIDED IN THIS SECTION 3.2 WITHIN 60 DAYS AFTER DELIVERY OF AN
--------------------------------------------------------------------------------
INSTRUMENT  OF  REMOVAL OR RESIGNATION, THE GUARANTEE TRUSTEE RESIGNING OR BEING
--------------------------------------------------------------------------------
REMOVED  MAY  PETITION  ANY COURT OF COMPETENT JURISDICTION FOR APPOINTMENT OF A
--------------------------------------------------------------------------------
SUCCESSOR  GUARANTEE  TRUSTEE.  SUCH COURT MAY THEREUPON, AFTER PRESCRIBING SUCH
--------------------------------------------------------------------------------
NOTICE,  IF  ANY,  AS IT MAY DEEM PROPER, APPOINT A SUCCESSOR GUARANTEE TRUSTEE.
--------------------------------------------------------------------------------

     NO  GUARANTEE  TRUSTEE  SHALL BE LIABLE FOR THE ACTS OR OMISSIONS TO ACT OF
     ---------------------------------------------------------------------------
ANY  SUCCESSOR  GUARANTEE  TRUSTEE.
-----------------------------------

     UPON  TERMINATION  OF  THIS  GUARANTEE  OR  REMOVAL  OR  RESIGNATION OF THE
     ---------------------------------------------------------------------------
GUARANTEE  TRUSTEE  PURSUANT TO THIS SECTION 3.2, THE GUARANTOR SHALL PAY TO THE
--------------------------------------------------------------------------------
GUARANTEE  TRUSTEE ALL AMOUNTS OWING TO THE GUARANTEE TRUSTEE UNDER SECTIONS 7.2
--------------------------------------------------------------------------------
AND  7.3  ACCRUED  TO  THE  DATE  OF  SUCH  TERMINATION, REMOVAL OR RESIGNATION.
--------------------------------------------------------------------------------


                                    GUARANTEE

     GUARANTEE.

     THE  GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES TO PAY IN FULL TO THE
     ---------------------------------------------------------------------------
HOLDERS  THE GUARANTEE PAYMENTS (WITHOUT DUPLICATION OF AMOUNTS THERETOFORE PAID
--------------------------------------------------------------------------------
BY  THE  ISSUER), AS AND WHEN DUE, REGARDLESS OF ANY DEFENSE (EXCEPT THE DEFENSE
--------------------------------------------------------------------------------
OF  PAYMENT BY THE ISSUER), RIGHT OF SET-OFF OR COUNTERCLAIM THAT THE ISSUER MAY
--------------------------------------------------------------------------------
HAVE  OR  ASSERT.  THE GUARANTOR'S OBLIGATION TO MAKE A GUARANTEE PAYMENT MAY BE
--------------------------------------------------------------------------------
SATISFIED  BY  DIRECT  PAYMENT  OF  THE REQUIRED AMOUNTS BY THE GUARANTOR TO THE
--------------------------------------------------------------------------------
HOLDERS  OR  BY  CAUSING  THE  ISSUER  TO  PAY  SUCH  AMOUNTS  TO  THE  HOLDERS.
--------------------------------------------------------------------------------

     THE  GUARANTOR  HEREBY ALSO AGREES TO ASSUME ANY AND ALL OBLIGATIONS OF THE
     ---------------------------------------------------------------------------
ISSUER  AND  IN  THE EVENT ANY SUCH OBLIGATION IS NOT SO ASSUMED, SUBJECT TO THE
--------------------------------------------------------------------------------
TERMS  AND  CONDITIONS  HEREOF,  THE  GUARANTOR  HEREBY  IRREVOCABLY  AND
-------------------------------------------------------------------------
UNCONDITIONALLY  GUARANTEES  TO  EACH  BENEFICIARY THE FULL PAYMENT, WHEN AND AS
--------------------------------------------------------------------------------
DUE,  OF  ANY  AND  ALL  OBLIGATIONS  TO  SUCH BENEFICIARIES.  THIS GUARANTEE IS
--------------------------------------------------------------------------------
INTENDED  TO  BE  FOR  THE  BENEFIT  OF,  AND  TO  BE  ENFORCEABLE  BY, ALL SUCH
--------------------------------------------------------------------------------
BENEFICIARIES,  WHETHER  OR  NOT SUCH BENEFICIARIES HAVE RECEIVED NOTICE HEREOF.
--------------------------------------------------------------------------------

     WAIVER OF NOTICE AND DEMAND. The Guarantor hereby waives notice of acceptance of this Guarantee and of any liability to which it applies or may apply, presentment, demand for payment, any right to require a proceeding first against the Issuer or any other Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

     OBLIGATIONS NOT AFFECTED. The obligations, covenants, agreements and duties of the Guarantor under this Guarantee shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

     THE RELEASE OR WAIVER, BY OPERATION OF LAW OR OTHERWISE, OF THE PERFORMANCE OR OBSERVANCE BY THE ISSUER OF ANY EXPRESS OR IMPLIED AGREEMENT, COVENANT, TERM OR CONDITION RELATING TO THE CAPITAL SECURITIES TO BE PERFORMED OR OBSERVED BY THE ISSUER;

     THE  EXTENSION  OF TIME FOR THE PAYMENT BY THE ISSUER OF ALL OR ANY PORTION
     ---------------------------------------------------------------------------
OF  THE  DISTRIBUTIONS,  REDEMPTION PRICE, SPECIAL REDEMPTION PRICE, LIQUIDATION
--------------------------------------------------------------------------------
DISTRIBUTION OR ANY OTHER SUMS PAYABLE UNDER THE TERMS OF THE CAPITAL SECURITIES
--------------------------------------------------------------------------------
OR  THE  EXTENSION  OF  TIME  FOR THE PERFORMANCE OF ANY OTHER OBLIGATION UNDER,
--------------------------------------------------------------------------------
ARISING  OUT  OF  OR  IN  CONNECTION WITH, THE CAPITAL SECURITIES (OTHER THAN AN
--------------------------------------------------------------------------------
EXTENSION  OF  TIME  FOR  PAYMENT  OF  DISTRIBUTIONS,  REDEMPTION PRICE, SPECIAL
--------------------------------------------------------------------------------
REDEMPTION  PRICE,  LIQUIDATION  DISTRIBUTION  OR OTHER SUM PAYABLE THAT RESULTS
--------------------------------------------------------------------------------
FROM  THE  EXTENSION  OF  ANY  INTEREST  PAYMENT PERIOD ON THE DEBENTURES OR ANY
--------------------------------------------------------------------------------
EXTENSION  OF  THE  MATURITY DATE OF THE DEBENTURES PERMITTED BY THE INDENTURE);
--------------------------------------------------------------------------------

     ANY  FAILURE,  OMISSION,  DELAY  OR  LACK  OF  DILIGENCE ON THE PART OF THE
     ---------------------------------------------------------------------------
HOLDERS  TO  ENFORCE,  ASSERT  OR EXERCISE ANY RIGHT, PRIVILEGE, POWER OR REMEDY
--------------------------------------------------------------------------------
CONFERRED ON THE HOLDERS PURSUANT TO THE TERMS OF THE CAPITAL SECURITIES, OR ANY
--------------------------------------------------------------------------------
ACTION  ON  THE PART OF THE ISSUER GRANTING INDULGENCE OR EXTENSION OF ANY KIND;
--------------------------------------------------------------------------------

     THE  VOLUNTARY  OR  INVOLUNTARY  LIQUIDATION,  DISSOLUTION,  SALE  OF  ANY
     ---------------------------------------------------------------------------
COLLATERAL,  RECEIVERSHIP, INSOLVENCY, BANKRUPTCY, ASSIGNMENT FOR THE BENEFIT OF
--------------------------------------------------------------------------------
CREDITORS,  REORGANIZATION, ARRANGEMENT, COMPOSITION OR READJUSTMENT OF DEBT OF,
--------------------------------------------------------------------------------
OR  OTHER  SIMILAR PROCEEDINGS AFFECTING, THE ISSUER OR ANY OF THE ASSETS OF THE
--------------------------------------------------------------------------------
ISSUER;
-------

     ANY  INVALIDITY  OF,  OR  DEFECT  OR DEFICIENCY IN, THE CAPITAL SECURITIES;
     ---------------------------------------------------------------------------

     THE  SETTLEMENT OR COMPROMISE OF ANY OBLIGATION GUARANTEED HEREBY OR HEREBY
     ---------------------------------------------------------------------------
INCURRED;  OR
-------------

     ANY  OTHER  CIRCUMSTANCE WHATSOEVER THAT MIGHT OTHERWISE CONSTITUTE A LEGAL
     ---------------------------------------------------------------------------
OR  EQUITABLE  DISCHARGE  OR DEFENSE OF A GUARANTOR, IT BEING THE INTENT OF THIS
--------------------------------------------------------------------------------
SECTION  4.3  THAT  THE OBLIGATIONS OF THE GUARANTOR HEREUNDER SHALL BE ABSOLUTE
--------------------------------------------------------------------------------
AND  UNCONDITIONAL  UNDER  ANY  AND  ALL  CIRCUMSTANCES.
--------------------------------------------------------

     There shall be no obligation of the Holders to give notice to, or obtain consent of, the Guarantor with respect to the happening of any of the foregoing.

     RIGHTS  OF  HOLDERS.

     THE  HOLDERS  OF A MAJORITY IN LIQUIDATION AMOUNT OF THE CAPITAL SECURITIES
     ---------------------------------------------------------------------------
HAVE THE RIGHT TO DIRECT THE TIME, METHOD AND PLACE OF CONDUCTING ANY PROCEEDING
--------------------------------------------------------------------------------
FOR  ANY  REMEDY AVAILABLE TO THE GUARANTEE TRUSTEE IN RESPECT OF THIS GUARANTEE
--------------------------------------------------------------------------------
OR  TO  DIRECT  THE  EXERCISE OF ANY TRUST OR POWER CONFERRED UPON THE GUARANTEE
--------------------------------------------------------------------------------
TRUSTEE  UNDER  THIS GUARANTEE; PROVIDED, HOWEVER, THAT (SUBJECT TO SECTION 2.1)
--------------------------------------------------------------------------------
THE  GUARANTEE  TRUSTEE  SHALL  HAVE  THE  RIGHT  TO  DECLINE TO FOLLOW ANY SUCH
--------------------------------------------------------------------------------
DIRECTION  IF THE GUARANTEE TRUSTEE BEING ADVISED BY COUNSEL DETERMINES THAT THE
--------------------------------------------------------------------------------
ACTION  OR  PROCEEDING SO DIRECTED MAY NOT LAWFULLY BE TAKEN OR IF THE GUARANTEE
--------------------------------------------------------------------------------
TRUSTEE  IN  GOOD  FAITH  BY  ITS  BOARD  OF  DIRECTORS  OR  TRUSTEES, EXECUTIVE
--------------------------------------------------------------------------------
COMMITTEES  OR  A  TRUST  COMMITTEE  OF DIRECTORS OR TRUSTEES AND/OR RESPONSIBLE
--------------------------------------------------------------------------------
OFFICERS  SHALL  DETERMINE  THAT  THE  ACTION  OR  PROCEEDINGS SO DIRECTED WOULD
--------------------------------------------------------------------------------
INVOLVE  THE  GUARANTEE  TRUSTEE  IN  PERSONAL  LIABILITY.
----------------------------------------------------------

     ANY  HOLDER OF CAPITAL SECURITIES MAY INSTITUTE A LEGAL PROCEEDING DIRECTLY
     ---------------------------------------------------------------------------
AGAINST  THE  GUARANTOR  TO  ENFORCE  THE  GUARANTEE TRUSTEE'S RIGHTS UNDER THIS
--------------------------------------------------------------------------------
GUARANTEE,  WITHOUT FIRST INSTITUTING A LEGAL PROCEEDING AGAINST THE ISSUER, THE
--------------------------------------------------------------------------------
GUARANTEE TRUSTEE OR ANY OTHER PERSON.  THE GUARANTOR WAIVES ANY RIGHT OR REMEDY
--------------------------------------------------------------------------------
TO  REQUIRE  THAT  ANY  SUCH  ACTION  BE  BROUGHT  FIRST AGAINST THE ISSUER, THE
--------------------------------------------------------------------------------
GUARANTEE  TRUSTEE OR ANY OTHER PERSON BEFORE SO PROCEEDING DIRECTLY AGAINST THE
--------------------------------------------------------------------------------
GUARANTOR.
----------

     GUARANTEE OF PAYMENT.     This Guarantee creates a guarantee of payment and
not  of  collection.

     SUBROGATION. The Guarantor shall be subrogated to all (if any) rights of the Holders of Capital Securities against the Issuer in respect of any amounts paid to such Holders by the Guarantor under this Guarantee; provided,
                                                                       --------
however,  that  the  Guarantor  shall  not  (except  to  the  extent required by
-------
mandatory provisions of law) be entitled to enforce or exercise any right that it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Guarantee, if, after giving effect to any such payment, any amounts are due and unpaid under this Guarantee. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders.

     INDEPENDENT  OBLIGATIONS.     The  Guarantor  acknowledges  that  its
obligations hereunder are independent of the obligations of the Issuer with respect to the Capital Securities and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Guarantee notwithstanding the occurrence of any event referred to in subsections (a) through (g), inclusive, of Section 4.3 hereof.
     ENFORCEMENT BY A BENEFICIARY. A Beneficiary may enforce the obligations of the Guarantor contained in Section 4.1(b) directly against the Guarantor and the Guarantor waives any right or remedy to require that any action be brought against the Issuer or any other person or entity before proceeding against the Guarantor. The Guarantor shall be subrogated to all rights (if any) of any
Beneficiary against the Issuer in respect of any amounts paid to the Beneficiaries by the Guarantor under this Guarantee; provided, however, that the
                                                     --------  -------
Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights that it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Guarantee, if at the time of any such payment, and after giving effect to such payment, any amounts are due and unpaid under this Guarantee.


                    LIMITATION OF TRANSACTIONS; SUBORDINATION

     LIMITATION OF TRANSACTIONS. So long as any Capital Securities remain outstanding, if (a) there shall have occurred and be continuing an Event of Default or a Declaration Event of Default or (b) the Guarantor shall have selected an Extension Period as provided in the Declaration and such period, or any extension thereof, shall have commenced and be continuing, then the Guarantor shall not and shall not permit any Affiliate to (x) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Guarantor's or such Affiliate's capital stock (other than payments of dividends or distributions to the Guarantor) or make any guarantee payments with respect to the foregoing or (y) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Guarantor or any Affiliate that rank pari passu in all respects with or junior in interest to the Debentures (other than, with respect to clauses (x) and (y) above, (i) repurchases, redemptions or other acquisitions of shares of capital stock of the Guarantor in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Guarantor (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the occurrence of the Event of Default, Declaration Event of Default or Extension Period, as applicable, (ii) as a result of any exchange or conversion of any class or series of the Guarantor's capital stock (or any capital stock of a subsidiary of the Guarantor) for any class or series of the Guarantor's capital stock or of any class or series of the Guarantor's indebtedness for any class or series of the Guarantor's capital stock, (iii) the purchase of fractional interests in shares of the Guarantor's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (iv) any declaration of a dividend in connection with any stockholders' rights plan, or the issuance of rights, stock or other property under any stockholders' rights plan, or the redemption or repurchase of rights pursuant thereto, (v) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock and any cash payments in lieu of fractional shares issued in connection therewith, or (vi) payments under this Guarantee).

     RANKING. This Guarantee will constitute an unsecured obligation of the Guarantor and will rank subordinate and junior in right of payment to all present and future Senior Indebtedness (as defined in the Indenture) of the Guarantor. By their acceptance thereof, each Holder of Capital Securities agrees to the foregoing provisions of this Guarantee and the other terms set forth herein.

     The right of the Guarantor to participate in any distribution of assets of any of its subsidiaries upon any such subsidiary's liquidation or reorganization or otherwise is subject to the prior claims of creditors of that subsidiary, except to the extent the Guarantor may itself be recognized as a creditor of that subsidiary. Accordingly, the Guarantor's obligations under this Guarantee will be effectively subordinated to all existing and future liabilities of the Guarantor's subsidiaries, and claimants should look only to the assets of the Guarantor for payments hereunder. This Guarantee does not limit the incurrence or issuance of other secured or unsecured debt of the Guarantor, including Senior Indebtedness of the Guarantor, under any indenture that the Guarantor may enter into in the future or otherwise.


                                   TERMINATION

     TERMINATION.     This  Guarantee  shall  terminate  as  to  the  Capital
Securities (i) upon full payment of the Redemption Price or Special Redemption Price of all Capital Securities then outstanding, (ii) upon the distribution of all of the Debentures to the Holders of all of the Capital Securities or (iii) upon full payment of the amounts payable in accordance with the Declaration upon dissolution of the Issuer. This Guarantee will continue to be effective or will be reinstated, as the case may be, if at any time any Holder of Capital Securities must restore payment of any sums paid under the Capital Securities or under this Guarantee.


                                 INDEMNIFICATION
     EXCULPATION.

     NO  INDEMNIFIED  PERSON  SHALL  BE  LIABLE,  RESPONSIBLE  OR ACCOUNTABLE IN
     ---------------------------------------------------------------------------
DAMAGES OR OTHERWISE TO THE GUARANTOR OR ANY COVERED PERSON FOR ANY LOSS, DAMAGE
--------------------------------------------------------------------------------
OR  CLAIM INCURRED BY REASON OF ANY ACT OR OMISSION PERFORMED OR OMITTED BY SUCH
--------------------------------------------------------------------------------
INDEMNIFIED  PERSON  IN  GOOD  FAITH  IN ACCORDANCE WITH THIS GUARANTEE AND IN A
--------------------------------------------------------------------------------
MANNER  THAT  SUCH INDEMNIFIED PERSON REASONABLY BELIEVED TO BE WITHIN THE SCOPE
--------------------------------------------------------------------------------
OF  THE  AUTHORITY  CONFERRED ON SUCH INDEMNIFIED PERSON BY THIS GUARANTEE OR BY
--------------------------------------------------------------------------------
LAW,  EXCEPT  THAT  AN
----------------------

INDEMNIFIED  PERSON  SHALL BE LIABLE FOR ANY SUCH LOSS, DAMAGE OR CLAIM INCURRED
--------------------------------------------------------------------------------
BY  REASON  OF  SUCH  INDEMNIFIED PERSON'S NEGLIGENCE OR WILLFUL MISCONDUCT WITH
--------------------------------------------------------------------------------
RESPECT  TO  SUCH  ACTS  OR  OMISSIONS.
---------------------------------------

     AN  INDEMNIFIED  PERSON  SHALL  BE FULLY PROTECTED IN RELYING IN GOOD FAITH
     ---------------------------------------------------------------------------
UPON  THE  RECORDS  OF  THE  ISSUER  OR THE GUARANTOR AND UPON SUCH INFORMATION,
--------------------------------------------------------------------------------
OPINIONS,  REPORTS OR STATEMENTS PRESENTED TO THE ISSUER OR THE GUARANTOR BY ANY
--------------------------------------------------------------------------------
PERSON  AS TO MATTERS THE INDEMNIFIED PERSON REASONABLY BELIEVES ARE WITHIN SUCH
--------------------------------------------------------------------------------
OTHER  PERSON'S  PROFESSIONAL  OR EXPERT COMPETENCE AND WHO, IF SELECTED BY SUCH
--------------------------------------------------------------------------------
INDEMNIFIED  PERSON,  HAS BEEN SELECTED WITH REASONABLE CARE BY SUCH INDEMNIFIED
--------------------------------------------------------------------------------
PERSON,  INCLUDING  INFORMATION, OPINIONS, REPORTS OR STATEMENTS AS TO THE VALUE
--------------------------------------------------------------------------------
AND  AMOUNT  OF  THE  ASSETS,  LIABILITIES,  PROFITS, LOSSES, OR ANY OTHER FACTS
--------------------------------------------------------------------------------
PERTINENT  TO  THE  EXISTENCE  AND  AMOUNT OF ASSETS FROM WHICH DISTRIBUTIONS TO
--------------------------------------------------------------------------------
HOLDERS  OF  CAPITAL  SECURITIES  MIGHT  PROPERLY  BE  PAID.
------------------------------------------------------------

     INDEMNIFICATION.

     THE  GUARANTOR AGREES TO INDEMNIFY EACH INDEMNIFIED PERSON FOR, AND TO HOLD
     ---------------------------------------------------------------------------
EACH  INDEMNIFIED  PERSON HARMLESS AGAINST, ANY AND ALL LOSS, LIABILITY, DAMAGE,
--------------------------------------------------------------------------------
CLAIM  OR  EXPENSE INCURRED WITHOUT NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART
--------------------------------------------------------------------------------
OF  THE  INDEMNIFIED PERSON, ARISING OUT OF OR IN CONNECTION WITH THE ACCEPTANCE
--------------------------------------------------------------------------------
OR  ADMINISTRATION  OF THE TRUST OR TRUSTS HEREUNDER, INCLUDING, BUT NOT LIMITED
--------------------------------------------------------------------------------
TO, THE COSTS AND EXPENSES (INCLUDING REASONABLE LEGAL FEES AND EXPENSES) OF THE
--------------------------------------------------------------------------------
INDEMNIFIED  PERSON  DEFENDING  ITSELF  AGAINST,  OR INVESTIGATING, ANY CLAIM OR
--------------------------------------------------------------------------------
LIABILITY  IN  CONNECTION  WITH  THE  EXERCISE  OR  PERFORMANCE  OF  ANY  OF THE
--------------------------------------------------------------------------------
INDEMNIFIED PERSON'S POWERS OR DUTIES HEREUNDER.  THE OBLIGATION TO INDEMNIFY AS
--------------------------------------------------------------------------------
SET  FORTH  IN  THIS SECTION 7.2 SHALL SURVIVE THE RESIGNATION OR REMOVAL OF THE
--------------------------------------------------------------------------------
GUARANTEE  TRUSTEE  AND  THE  TERMINATION  OF  THIS  GUARANTEE.
--------------------------------------------------------------------------------

     PROMPTLY  AFTER  RECEIPT BY AN INDEMNIFIED PERSON UNDER THIS SECTION 7.2 OF
     ---------------------------------------------------------------------------
NOTICE  OF  THE  COMMENCEMENT  OF ANY ACTION, SUCH INDEMNIFIED PERSON WILL, IF A
--------------------------------------------------------------------------------
CLAIM  IN RESPECT THEREOF IS TO BE MADE AGAINST THE GUARANTOR UNDER THIS SECTION
--------------------------------------------------------------------------------
7.2,  NOTIFY  THE  GUARANTOR  IN  WRITING  OF  THE COMMENCEMENT THEREOF; BUT THE
--------------------------------------------------------------------------------
FAILURE  SO  TO  NOTIFY  THE  GUARANTOR  (I) WILL NOT RELIEVE THE GUARANTOR FROM
--------------------------------------------------------------------------------
LIABILITY  UNDER PARAGRAPH (A) ABOVE UNLESS AND TO THE EXTENT THAT THE GUARANTOR
--------------------------------------------------------------------------------
DID  NOT  OTHERWISE  LEARN  OF  SUCH  ACTION  AND  SUCH  FAILURE  RESULTS IN THE
--------------------------------------------------------------------------------
FORFEITURE  BY  THE  GUARANTOR  OF SUBSTANTIAL RIGHTS AND DEFENSES AND (II) WILL
--------------------------------------------------------------------------------
NOT, IN ANY EVENT, RELIEVE THE GUARANTOR FROM ANY OBLIGATIONS TO ANY INDEMNIFIED
--------------------------------------------------------------------------------
PERSON  OTHER  THAN  THE  INDEMNIFICATION  OBLIGATION  PROVIDED IN PARAGRAPH (A)
--------------------------------------------------------------------------------
ABOVE.  THE  GUARANTOR  SHALL  BE ENTITLED TO APPOINT COUNSEL OF THE GUARANTOR'S
--------------------------------------------------------------------------------
CHOICE  AT  THE  GUARANTOR'S  EXPENSE TO REPRESENT THE INDEMNIFIED PERSON IN ANY
--------------------------------------------------------------------------------
ACTION  FOR  WHICH  INDEMNIFICATION IS SOUGHT (IN WHICH CASE THE GUARANTOR SHALL
--------------------------------------------------------------------------------
NOT  THEREAFTER BE RESPONSIBLE FOR THE FEES AND EXPENSES OF ANY SEPARATE COUNSEL
--------------------------------------------------------------------------------
RETAINED  BY  THE  INDEMNIFIED  PERSON  OR  PERSONS  EXCEPT AS SET FORTH BELOW);
--------------------------------------------------------------------------------
PROVIDED,  HOWEVER,  THAT  SUCH  COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE
--------------------------------------------------------------------------------
INDEMNIFIED PERSON.  NOTWITHSTANDING THE GUARANTOR'S ELECTION TO APPOINT COUNSEL
--------------------------------------------------------------------------------
TO  REPRESENT  THE GUARANTOR IN AN ACTION, THE INDEMNIFIED PERSON SHALL HAVE THE
--------------------------------------------------------------------------------
RIGHT  TO  EMPLOY  SEPARATE COUNSEL (INCLUDING LOCAL COUNSEL), AND THE GUARANTOR
--------------------------------------------------------------------------------
SHALL  BEAR  THE REASONABLE FEES, COSTS AND EXPENSES OF SUCH SEPARATE COUNSEL IF
--------------------------------------------------------------------------------
(I)  THE  USE  OF  COUNSEL  CHOSEN BY THE GUARANTOR TO REPRESENT THE INDEMNIFIED
--------------------------------------------------------------------------------
PERSON  WOULD  PRESENT SUCH COUNSEL WITH A CONFLICT OF INTEREST, (II) THE ACTUAL
--------------------------------------------------------------------------------
OR  POTENTIAL  DEFENDANTS  IN,  OR  TARGETS OF, ANY SUCH ACTION INCLUDE BOTH THE
--------------------------------------------------------------------------------
INDEMNIFIED  PERSON  AND  THE  GUARANTOR  AND  THE INDEMNIFIED PERSON SHALL HAVE
--------------------------------------------------------------------------------
REASONABLY  CONCLUDED  THAT  THERE  MAY BE LEGAL DEFENSES AVAILABLE TO IT AND/OR
--------------------------------------------------------------------------------
OTHER  INDEMNIFIED  PERSON(S)  WHICH  ARE  DIFFERENT FROM OR ADDITIONAL TO THOSE
--------------------------------------------------------------------------------
AVAILABLE  TO THE GUARANTOR, (III) THE GUARANTOR SHALL NOT HAVE EMPLOYED COUNSEL
--------------------------------------------------------------------------------
SATISFACTORY  TO  THE  INDEMNIFIED  PERSON  TO  REPRESENT THE INDEMNIFIED PERSON
--------------------------------------------------------------------------------
WITHIN  A REASONABLE TIME AFTER NOTICE OF THE INSTITUTION OF SUCH ACTION OR (IV)
--------------------------------------------------------------------------------
THE  GUARANTOR SHALL AUTHORIZE THE INDEMNIFIED PERSON TO EMPLOY SEPARATE COUNSEL
--------------------------------------------------------------------------------
AT  THE  EXPENSE  OF  THE  GUARANTOR.  THE GUARANTOR WILL NOT, WITHOUT THE PRIOR
--------------------------------------------------------------------------------
WRITTEN  CONSENT  OF THE INDEMNIFIED PERSONS, SETTLE OR COMPROMISE OR CONSENT TO
--------------------------------------------------------------------------------
THE  ENTRY  OF  ANY  JUDGMENT  WITH  RESPECT TO ANY PENDING OR THREATENED CLAIM,
--------------------------------------------------------------------------------
ACTION,  SUIT  OR  PROCEEDING  IN  RESPECT  OF  WHICH
-----------------------------------------------------

INDEMNIFICATION  OR  CONTRIBUTION  MAY  BE  SOUGHT HEREUNDER (WHETHER OR NOT THE
--------------------------------------------------------------------------------
INDEMNIFIED  PERSONS  ARE  ACTUAL  OR POTENTIAL PARTIES TO SUCH CLAIM OR ACTION)
--------------------------------------------------------------------------------
UNLESS  SUCH SETTLEMENT, COMPROMISE OR CONSENT INCLUDES AN UNCONDITIONAL RELEASE
--------------------------------------------------------------------------------
OF EACH INDEMNIFIED PERSON FROM ALL LIABILITY ARISING OUT OF SUCH CLAIM, ACTION,
--------------------------------------------------------------------------------
SUIT  OR  PROCEEDING.
---------------------

     COMPENSATION;  REIMBURSEMENT  OF  EXPENSES.     The  Guarantor  agrees:

     TO PAY TO THE GUARANTEE TRUSTEE FROM TIME TO TIME SUCH COMPENSATION FOR ALL
     ---------------------------------------------------------------------------
SERVICES  RENDERED  BY  IT  HEREUNDER AS THE PARTIES SHALL AGREE TO FROM TIME TO
--------------------------------------------------------------------------------
TIME  (WHICH COMPENSATION SHALL NOT BE LIMITED BY ANY PROVISION OF LAW IN REGARD
--------------------------------------------------------------------------------
TO  THE  COMPENSATION  OF  A  TRUSTEE  OF  AN  EXPRESS  TRUST);  AND
--------------------------------------------------------------------------------

     EXCEPT  AS  OTHERWISE EXPRESSLY PROVIDED HEREIN, TO REIMBURSE THE GUARANTEE
--------------------------------------------------------------------------------
TRUSTEE  UPON  REQUEST  FOR  ALL REASONABLE EXPENSES, DISBURSEMENTS AND ADVANCES
--------------------------------------------------------------------------------
INCURRED  OR  MADE  BY  IT  IN  ACCORDANCE  WITH ANY PROVISION OF THIS GUARANTEE
--------------------------------------------------------------------------------
(INCLUDING THE REASONABLE COMPENSATION AND THE EXPENSES AND DISBURSEMENTS OF ITS
--------------------------------------------------------------------------------
AGENTS  AND COUNSEL), EXCEPT ANY SUCH EXPENSE, DISBURSEMENT OR ADVANCE AS MAY BE
--------------------------------------------------------------------------------
ATTRIBUTABLE  TO  ITS  NEGLIGENCE  OR  WILLFUL  MISCONDUCT.
-----------------------------------------------------------

     For purposes of clarification, this Section 7.3 does not contemplate the payment by the Guarantor of acceptance or annual administration fees owing to the Guarantee Trustee for services to be provided by the Guarantee Trustee under this Guarantee or the fees and expenses of the Guarantee Trustee's counsel in connection with the closing of the transactions contemplated by this Guarantee. The provisions of this Section 7.3 shall survive the resignation or removal of the Guarantee Trustee and the termination of this Guarantee.


                                  MISCELLANEOUS

     SUCCESSORS AND ASSIGNS. All guarantees and agreements contained in this Guarantee shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders of the Capital Securities then outstanding. Except in connection with any merger or consolidation of the Guarantor with or into another entity or any sale, transfer or lease of the Guarantor's assets to another entity, in each case, to the extent permitted under the Indenture, the Guarantor may not assign its rights or delegate its obligations under this Guarantee without the prior approval of the Holders of at least a Majority in liquidation amount of the Capital Securities.

     AMENDMENTS. Except with respect to any changes that do not adversely affect the rights of Holders of the Capital Securities in any material respect (in which case no consent of Holders will be required), this Guarantee may be amended only with the prior approval of the Holders of not less than a Majority in liquidation amount of the Capital Securities. The provisions of the Declaration with respect to amendments thereof apply to the giving of such approval.

     NOTICES.     All  notices  provided  for  in  this  Guarantee  shall  be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

     IF  GIVEN  TO  THE  GUARANTEE  TRUSTEE,  AT THE GUARANTEE TRUSTEE'S MAILING
     ---------------------------------------------------------------------------
ADDRESS SET FORTH BELOW (OR SUCH OTHER ADDRESS AS THE GUARANTEE TRUSTEE MAY GIVE
--------------------------------------------------------------------------------
NOTICE  OF  TO  THE  HOLDERS  OF  THE  CAPITAL  SECURITIES  AND  THE GUARANTOR):
--------------------------------------------------------------------------------

     U.  S.  Bank  National  Association
     225  Asylum  Street,  Goodwin  Square
     Hartford,  Connecticut  06103
     Attention:  Corporate  Trust  Services  Division
     Telecopy:  860-244-1889

     With  a  copy  to:

     U.  S.  Bank  National  Association
     1  Federal  Street  -  3rd  Floor
     Boston,  Massachusetts  02110
     Attention:  Paul  D.  Allen,  Corporate  Trust  Services  Division
     Telecopy:  617-603-6665

     IF  GIVEN  TO  THE  GUARANTOR, AT THE GUARANTOR'S MAILING ADDRESS SET FORTH
     ---------------------------------------------------------------------------
BELOW  (OR SUCH OTHER ADDRESS AS THE GUARANTOR MAY GIVE NOTICE OF TO THE HOLDERS
--------------------------------------------------------------------------------
OF  THE  CAPITAL  SECURITIES  AND  TO  THE  GUARANTEE  TRUSTEE):
----------------------------------------------------------------

     Community  Capital  Bancshares,  Inc.
     2722  #1  Dawson  Road
     Albany,  Georgia  31707
     Attention:  David  J.  Baranko
     Telecopy:  229-446-2274

     IF  GIVEN TO ANY HOLDER OF THE CAPITAL SECURITIES, AT THE ADDRESS SET FORTH
     ---------------------------------------------------------------------------
ON  THE  BOOKS  AND  RECORDS  OF  THE  ISSUER.
----------------------------------------------

     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     BENEFIT.     This  Guarantee is solely for the benefit of the Beneficiaries and, subject to Section 2.1(a), is not separately transferable from the Capital Securities.

     GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

     COUNTERPARTS.     This  Guarantee  may  be  executed  in  one  or  more
counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument.

     SECTION  8.7     SEPARABILITY.     In  case  one  or more of the provisions
                      ------------
contained in this Guarantee shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Guarantee, but this Guarantee shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein.

THIS  GUARANTEE  is  executed  as  of  the  day  and  year  first above written.


                                       COMMUNITY CAPITAL BANCSHARES, INC.,
                                       as Guarantor

                                       By:  /s/David  J.  Baranko
                                          --------------------------------
                                            Name:  David  J.  Baranko
                                            Title:   CFO



                                       U. S. BANK NATIONAL ASSOCIATION, as
                                       Guarantee Trustee

                                       By:  /s/  Paul  D.  Allen
                                          --------------------------------
                                            Name:  Paul  D.  Allen
                                            Title:    Vice  President